Exhibit 99.1
Old National Bancorp Investment Thesis Financial Data as of 12-31-2010

Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National's financial condition, results of operations, asset and credit quality trends and profitability and statements about the expected timing, completion, financial benefits and other effects of the proposed merger. Forward-looking statements can be identified by the use of the words "anticipate," "believe," "expect," "intend," "could" and "should," and other words of similar meaning. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to; market, economic, operational, liquidity, credit and interest rate risks associated with Old National's business, competition, government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations), ability of Old National to execute its business plan (including the integration of Monroe Bancorp and its subsidiaries into Old National), changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits, failure or circumvention of Old National's internal controls, failure or disruption of our information systems, significant changes in accounting, tax or regulatory practices or requirements, new legal obligations or liabilities or unfavorable resolutions of litigations, other matters discussed in this presentation and other factors identified in the Company's Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date of this presentation, and Old National undertakes no obligation to release revisions to these forward- looking statements to reflect events or conditions after the date of this presentation.

Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

The Old National Distinction Through execution of a sound strategy, ONB is well positioned for the future Strengthen the risk profile Consistent application of conservative underwriting standards has led to strong loan quality relative to peers 4Q10 NPL's/loans of 1.90% vs. 3Q10 peer average of 3.00% 4Q10 loans 90+ days of .02% vs. 3Q10 peer average of .57% Enhance management discipline Disciplined approach to managing expenses and improving efficiencies company wide has yielded positive results Reduction in noninterest expenses 7.3%, or $24.7 million, 2009 to 2010 Strongly capitalized, liquid balance sheet with the flexibility to take advantage of opportunities in the market place 4Q10 tangible common equity of 9.68% Tier 1 capital of 13.6% and total risk-based capital of 14.8% Loan to deposit ratio at 4Q10 of 68.6% vs. 3Q10 peer average of 81.3% Achieve consistent, quality earnings Conservatively managed securities portfolio and improving balance sheet mix has lead to expanding net interest margin 4Q10 of 3.46% vs. 4Q09 of 3.28% CONSISTENCY

2010 Year in Review Net income of $38.2 million, or $.44 per share Vs $9.8 million, or $.14 per share, in 2009 Earnings driven by Reduction in credit costs 2010: Net charge-offs of $28.0 million and provision expense of $30.8 million 2009: Net charge-offs of 60.8 million and provision expense of $63.3 million Reduction in noninterest expenses $314.3 million in 2010 vs. $339.0 million in 2009 Net interest margin expanded 3.46% in 4Q10 vs. 3.28% in 4Q09

Adapting and Reshaping our Business For Growth Streamlining processes to make it simple, easy and fast for clients to do business with Old National Commercial Banking Unit 2nd review committee for new lending opportunities Focus on cross sell of insurance and wealth management Introduction of Quick Home Refi product Elimination of free checking Increasing the net interest margin Improving the earning asset mix Growing core deposits Reducing wholesale funding

Corporate Summary

MARKET STATISTICS AND SUMMARY OVERVIEW ($ in millions)	
Headquarters	Evansville, Indiana
Stock Exchange/Symbol	NYSE: ONB
Market Capitalization@ 12-31-10	$1.0 billion
Quarterly Cash Dividend	$.07
Cash Dividend Yield @ 2-4-11	2.5%
Book Value Per Common Share	$10.08
Price (at 2-4-11) / 2011 Consensus Estimate	19.2X
Institutional Ownership @ 9/30/2010	62.0%
YTD 2-4-2011 Average Trading Volume	591,210 shares

FINANCIAL DATA (at/for the quarter ended 12/31/10) ($ in millions)	
Total Assets	$7,263.9
Total Core Deposits (Excluding Brokered CDs)	$5,442.7
Return on Average Assets	.31%
Return on Average Common Equity	2.57%
Net Interest Margin	3.46%
Efficiency Ratio	83.83%
Tangible Common Equity Ratio*	9.68%
Assets Under Management	$3,576.1

Investor Inquiries:
Lynell J. Walton, CPA
SVP – Director of Investor Relations
812-464-1366 lynell.walton@oldnational.com

COMPANY DESCRIPTION

>Old National Bancorp (NYSE: ONB) is the largest financial services bank holding company headquartered in the state of Indiana, with corporate offices in Evansville, IN

- -161 financial centers and 213 ATM's located throughout Indiana, Western Kentucky and Southern Illinois
- -ONB also owns one of the largest independent insurance agencies headquartered in the state of Indiana and the 10th largest bank-owned insurance agency in the country

>Focused on true community banking, ONB provides a full range of traditional financial services to both retail and small business clients, including cash management, wealth management, leasing, investment services, capital markets and insurance

>Since late 2004, ONB has been guided by three strategic imperatives

- -Strengthen the Risk Profile
  - >Early identification and aggressive resolution of deteriorating credits
  - >Proactive risk management
- -Enhance Management Discipline
  - >Disciplined pricing of loans and deposits using market share presence
  - >Optimize balance sheet
  - >Hold managers accountable for their results
- -Achieve Consistent Quality Earnings
  - >Targeting 6% to 8% annual earnings per share growth

TOP 15 Institutional Holders (9/30/2010 13F Filings)	Shares Held (in 000s)	% Ownership
BlackRock Fund Advisors	6,020.9	6.91
The Vanguard Group	4,174.0	4.79
Capital World Investors	4,077.0	4.68
State Street Global Advisors	3,029.8	3.48
Guggenheim Partners Asset Management	2,121.5	2.43
Heartland Advisors	1,974.4	2.26
Dimensional Fund Advisors	1,970.5	2.26
Northern Trust Invesment	1,965.0	2.25
Forest Hill Capital	1,538.7	1.77
Wells Capital Management	1,177.2	1.35
Russell Investment Group	1,154.7	1.32
DePrince Race & Zollo	1,108.8	1.27
ClearBridge Advisors	1,069.2	1.23
Schroeder Investment Management	1,053.1	1.21
APG – All Pensions Group	1,038.8	1.19

*See appendix for Non-GAAP

7

The Old National Footprint The Old National Footprint ONB Headquarters

Local Unemployment Local Unemployment 50.9% / 7.8% 2.2% / 9.6% 3.2% / 10.8% 0% / 9.6% 43.6% / 8.8% ..1% / 9.3% % of ONB's Indiana deposits* / Regional unemployment Unemployment data provided by Indiana Department of Workforce Development and Bureau of Labor Statistics December 2010 Unemployment: Indiana = 9.5% Illinois = 9.3% Kentucky = 10.3% Ohio = 9.6% Michigan = 11.7% USA = 9.4% *Deposits based on 6-30-10 FDIC data 75% of ONB deposits* are in Indiana--over half are in region with lowest unemployment

Asset/Liability Composition Investments Commercial Loans Commercial Real Estate Loans Consumer Loans* Residential Real Estate Other Asset 0.369 0.168 0.133 0.135 0.052 0.143 NOW & Savings Demand Deposits Money Markets Other Time Borrowings Brokered CDs Other Liability 0.37224 0.19984 0.05243 0.22787 0.11278 0.00316 0.03167 Investments Commercial Loans Commercial Real Estate Loans Consumer Loans* Residential Real Estate Other Asset 0.38197 0.16677 0.12974 0.12733 0.09203 0.10216 *Consumer Loans consist of 29% direct, 46% indirect and 25% HELOC. Period-End 12-31-09 *Consumer Loans consist of 27% direct, 46% indirect and 27% HELOC. Period-End 12-31-10 NOW & Savings Demand Deposits Money Markets Other Time Borrowings Brokered CDs Other Liability 0.325 0.166 0.053 0.27 0.144 0.01 0.032

Loan Concentrations At December 31, 2010 Commercial Commercial Real Estate Diversified Commercial Loan Portfolio

Conservative Lending Limits Borrower* Asset Quality Rating In-House Lending Limit* ($ in millions) 0 $25 1, 2, or 3 $20 4 $15 5 $10 6 (Watch) $7.5 7 (Special Mention) $5 In-house lending limits conservative relative to ONB's legal lending limit at 12-31-2010 of $89 million per borrower *Includes entire relationship with borrower

Proactive Risk Management No subprime business line Conservative stance on commercial real estate Starting mid-year 2006 Reduction in higher-risk residential loans Sold $405.6 million in 2004 Sale of credit card portfolio June 2000 Minimal construction and land loan exposure 4Q10 at 2.77% vs. 3Q10 peer average of 8.71% Not participating in new shared national credits Well-staffed experienced special assets area

Credit Metrics 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Provision Expense 21.9 5.7 6.8 17 17.3 12 12.2 21.8 9.3 8 6.4 7.1 Quarterly Net Charge-Offs 6.1 15.9 5.5 13.4 12.6 13.6 12.7 21.8 6.7 8.2 6.1 6.9 2008 2009 2010 $40.8 $60.8 $28.0 $51.5 > $63.3 > $30.8 > $ in millions Positive trends in credit quality resulted in decline in credit costs Provision expense exceeded charge-offs in last 3 years

Credit Metrics 1As a % of end of period loans 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Criticized Loans 103.815 97.542 114.321 124.855 86.587 101.019 94.607 103.5 104.861 100.652 75 84 Classified Loans 83.5 81.7 105.4 116.1 122.4 113.6 101 90.1 92.4 88.8 101 103.4 Nonaccrual Loans 70.2 68.1 68.4 64 77.4 77.7 73.7 67 68.1 68.86 69.8 70.9 Grade 7 Grade 8 Grade 9 (Refer to Appendix for ONB Risk Grade Table) $ in millions 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 ONB 0.015 0.0143 0.0146 0.0134 0.0167 0.0187 0.0183 0.0175 0.0183 0.0185 0.0189 0.019 Peer Group Average 0.0079 0.0089 0.0109 0.0139 0.0176 0.0216 0.0252 0.0273 0.0279 0.0289 0.03 0.0309

Credit Metrics 30+ Day Delinquent Loans Specific Segment Overview 30+ Day Delinquent Loans 4Q09 1Q10 2Q10 3Q10 4Q10 Commercial .51% .32% .36% .29% .26% Commercial Real Estate .44% .26% .52% .23% .12% First Mortgage Residential Real Estate 1.97% 1.31% 1.85% 1.73% 1.59% Home Equity Lines Of Credit .82% .49% .71% .93% .61% All Other Consumer Loans 1.57% .93% 1.16% 1.59% 1.42% 1As a % of end of period loans 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 ONB 0.0067 0.0069 0.0066 0.0084 0.0073 0.0082 0.0094 0.0089 0.0055 0.0076 0.0076 0.0069 Peer Group Average 0.0109 0.0109 0.011 0.013 0.0135 0.0126 0.014 0.0164 0.0159 0.0172 0.0164 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 ONB 0.0003 0.0003 0.0004 0.0006 0.0005 0.0006 0.0007 0.0009 0.0004 0.0001 0.0004 0.0002 Peer Group Average 0.0017 0.0017 0.0018 0.0022 0.0023 0.0025 0.0035 0.0042 0.0045 0.0056 0.0057 Peer Group data per SNL Financial See Appendix for definition of Peer Group

Reduction of Noninterest Expenses 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 FTE's 2875 2828 2812 2708 2646 2585 2491 Decrease of 13.4% or 384 FTE Full-year 2010 noninterest expenses are down $24.7 million, or 7.3%, compared to 2009 levels

Capital Management Approved share repurchase program 1-27-2011 Up to 2.25 million shares of ONB common stock Ends 1-31-2012 Redemption of ONB Capital Trust II $100 million at 8.00% called 12-15-2010 Termination of $50 million of FHLB advances at an average rate of 1.90% and restructure of $25 million of FHLB advances with an average rate originally at 3.20% to an average rate of 2.05% Strong capital position allows ONB to prudently take advantage of opportunities as a result of market disruption and the difficult economic climate

Capital Ratios 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 ONB 0.0883 0.085 0.0831 0.0804 0.075 0.0779 0.1225 0.1244 0.1304 0.1398 0.1458 0.145 Peer Group Average 0.0879 0.0849 0.0848 0.0848 0.0866 0.0892 0.0963 0.0987 0.1097 0.113 0.1153 ONB Minimum Guideline 0.09 0.09 0.09 0.09 0.09 0.09 0.09 0.09 0.09 0.09 0.09 0.09 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 ONB 0.0644 0.0621 0.0606 0.0581 0.0523 0.0551 0.0853 0.0825 0.0862 0.0903 0.0958 0.0968 Peer Group Average 0.0696 0.0675 0.0679 0.0668 0.0672 0.0694 0.0715 0.0714 0.0781 0.0788 0.0799 ONB Minimum Guideline 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 Peer Group data per SNL Financial See Appendix for definition of Peer Group

Investment Portfolio ($ in millions) Book Value Sept. 30, 2010 Book Value Dec. 31, 2010 Market Value* Sept. 30, 2010 Market Value* Dec. 31, 2010 Market Value $ Change Federal National Mortgage Association $676.4 $558.2 Federal Home Loan Mortgage Corporation 195.5 49.0 Federal Home Loan Bank 81.2 9.7 Federal Farm Credit Bank -0- -0- Subtotal U.S. Government Agencies-Senior Debentures $930.6 $619.2 $953.1 $616.9 $(336.2) U.S. Treasury $51.3 $62.2 $51.8 $62.6 $10.8 Issued or guaranteed by FNMA, FHLMC, GNMA $1,038.6 $1,039.0 $1,074.2 $1,063.5 Nonagency guaranteed 184.6 134.2 163.0 126.8 Subtotal Mortgage Backed Securities $1,223.2 $1,173.2 $1,237.2 $1,190.3 $(46.9) Trust Preferred $40.0 $39.3 $18.6 $18.5 Other Corporate 96.3 100.3 107.2 107.7 Subtotal Corporate Securities $136.3 $139.6 $125.8 $126.2 $.4 Municipal Securities - Taxable $218.3 $244.9 $221.3 $232.1 $10.8 Municipal Securities - Tax Exempt $313.2 $316.4 $336.4 $321.2 $(15.2) Other Securities $72.0 $68.5 $72.0 $68.5 $(3.5) Totals $2,944.9 $2,624.0 $2,997.6 $2,617.8 $(379.8) *Includes market value for both available for sale and held to maturity securities. Duration at December 31, 2010 = 4.23

Municipal Bond Portfolio by State IN TX PA KY MO All Other 0.383 0.069 0.071 0.052 0.061 0.364 Based on book value at 12-31-2010 Illinois exposure consists of 1 bond representing < .5% of entire municipal portfolio

Monthly Net Interest Margin* 1/1/2010 2/1/2010 3/1/2010 4/1/2010 5/1/2010 6/1/2010 7/1/2010 8/1/2010 9/1/2010 10/1/2010 11/1/2010 12/1/2010 ONB 0.0339 0.0327 0.0333 0.0341 0.0343 0.0336 0.0344 0.0342 0.0341 0.0346 0.0337 0.0356 *Fully taxable-equivalent basis 1Q10 = 3.33% 2Q10 = 3.40% 3Q10 = 3.42% 4Q10 = 3.46% Steady improvement in NIM despite decline in average earning assets

M&A Strategy Branch acquisition FDIC assisted transaction Whole bank purchase Must enhance Old National's mission of being a true "community bank" Must align both strategically and culturally Must meet/exceed financial targets Must pass rigorous due diligence process

M&A Strategy Focus on community banking, client relationships and consistent quality earnings Target geographic markets Mid-sized markets within or near existing franchise with average to above average growth rates In market community banks where significant cost saves could be achieved

ONB Acquired Monroe Bancorp Transaction closed 1-1-2011 Provides #1 market share in Monroe County (Bloomington, Indiana) Systems conversion to occur 5-14-2011 Balance sheet acquired Approximately $800 million in total assets Approximately $500 million in total loans Approximately $700 million in total deposits 15 branch locations To consolidate 6 locations at conversion date 203 associates

Appendix Old National Bancorp

Minimal Shared National Credits *All but one in ONB footprint of Indiana, Kentucky or Illinois **Refer to Appendix for ONB Loan Risk Grade Table ($ in millions) 1Q10 2Q10 3Q10 4Q10 Count (#)* 12 12 10 8 Total exposure $134.6 $133.2 $118.2 $83.4 Dollar outstanding $54.4 $50.8 $38.7 $23.0 Largest exposure ($0 outstanding) $20.0 $20.0 $20.0 $15.0 Weighted average risk grade** 1.7 1.7 1.7 1.7

ONB Loan Risk Grades Grade Name 0 Investment Grade 1 Minimal Risk 2 Modest Risk 3 Average Risk 4 Monitor 5 Weak Monitor 6 Watch 7 Criticized (Special Mention) 8 Classified (Problem) 9 Nonaccrual

($ in millions) Book Value Sept. 30, 2010 Market Value Sept. 30, 2010 Book Value Dec. 31, 2010 Market Value Dec. 31, 2010 Corporate Bonds $3.4 $2.5 $3.3 $2.5 Pooled Trust Preferred Securities $28.1 $8.4 $27.4 $8.4 Non-Agency Mortgage Backed Securities $116.5 $97.8 $74.9 $70.3 Totals $148.0 $108.7 $105.6 $81.2 Other Classified Assets Sold approximately $38.4 million in book value of non- agency mortgage backed securities in December, 2010.

Securities with OTTI *Lowest credit rating provided by any nationally recognized credit rating agency. Vintage Lowest Credit Rating* Book Value at Dec. 31, 2010 OTTI 4Q10 OTTI YTD 2010 OTTI Life to Date BAFC Ser 4 2007 CCC $14,026 $- $79 $142 CWALT Ser 73CB 2005 CCC 5,481 - 207 290 CWALT Ser 73CB 2005 CCC 6,248 - 427 609 CWHL 2006-10 2006 C 10,030 - 309 1,071 CWHL 2005-20 2005 B- 8,593 - 39 111 FHASI Ser 4 2007 CCC 21,617 - 629 852 RFMSI Ser S9 (security sold 4Q10) 2006 - - 923 2,803 RFMSI Ser S10 2006 CC 4,360 - 76 325 RALI QS2 (security sold 4Q10) 2006 - - 278 1,017 RFMSI S1 2006 CCC 4,499 - 30 206 Totals Non-Agency Mortgage Backed Securities $74,854 $- $2,997 $7,426 TROPC 2003 C 982 $298 $444 $3,961 MM Community Funding IX 2003 C 2,097 - 165 2,777 Reg Div Funding 2004 D 4,233 321 321 5,520 PRETSL XII 2003 C 2,886 - - 1,897 PRETSL XV 2004 C 1,695 - - 3,374 Reg Div Funding 2005 C 311 - - 3,767 Totals Pooled Trust Preferred Securities $12,204 $619 $930 $21,296 Grand Totals $87,058 $619 $3,927 $28,722 $ in thousands

Loan Yields and Deposit Costs Peer Group data per SNL Financial See Appendix for definition of Peer Group 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 ONB Loan Yields 0.0681 0.0629 0.0611 0.0597 0.0521 0.0514 0.0514 0.0508 0.0507 0.0508 0.0502 0.0495 Peer Group Average 0.0685 0.0632 0.0616 0.0598 0.0548 0.0542 0.0545 0.0546 0.0547 0.0548 0.0544 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 ONB Cost of Interest-Bearing Deposits (including Brokered CDs) 0.0259 0.0203 0.0204 0.0183 0.0158 0.0148 0.014 0.0132 0.0123 0.0113 0.0106 0.0101 Peer Group Average 0.0281 0.0232 0.0219 0.0204 0.0174 0.0157 0.0144 0.0129 0.0115 0.0107 0.01

The Old National Peer Group

Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

Name	Ticker	Name	Ticker
1st Source Corporation	SRCE	Heartland Financial USA, Inc.	HTLF
BancFirst Corporation	BANF	IBERIABANK Corporation	IBKC
BancorpSouth, Inc.	BXS	MB Financial, Inc.	MBFI
Bank of Hawaii Corporation	BOH	Park National Corporation	PRK
Chemical Financial Corporation	CHFC	Pinnacle Financial Partners, Inc.	PNFP
Commerce Bancshares, Inc.	CBSH	Prosperity Bancshares, Inc.	PRSP
Cullen/Frost Bankers, Inc.	CFR	S&T Bancorp, Inc.	STBA
F.N.B. Corporation	FNB	Sterling Bancshares, Inc.	SBIB
First Commonwealth Financial Corporation	FCF	Susquehanna Bancshares, Inc.	SUSQ
First Financial Bancorp.	FFBC	Trustmark Corporation	TRMK
First Interstate BancSystem, Inc.	FIBK	UMB Financial Corporation	UMBF
First Merchants Corporation	FRME	United Bankshares, Inc.	UBSI
First Midwest Bancorp, Inc.	FMBI	Valley National Bancorp	VLY
FirstMerit Corporation	FMER	WesBanco, Inc.	WSBC
Glacier Bancorp, Inc.	GBCI	Whitney Holding Corporation	WTNY
Hancock Holding Company	HBHC	Wintrust Financial Corporation	WTFC

32

Non-GAAP Reconciliations 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Total Shareholders' Equity $675.4 $649.0 $635.4 $730.9 $631.8 $634.6 $865.4 $843.8 $855.5 $874.7 $895.7 $878.8 Deduct: Goodwill and Intangible Assets (190.3) (188.7) (187.8) (186.8) (205.6) (204.0) (202.4) (200.2) (198.6) (197.1) (195.6) (194.1) Tangible Shareholders' Equity 485.1 460.3 447.6 544.1 426.2 430.6 663.0 643.6 657.0 677.7 700.1 684.7 Deduct: Preferred Stock - - - (97.4) - - - - - - - - Tangible Common Shareholders' Equity $485.1 $460.3 $447.6 $446.7 $426.2 $430.6 $663.0 $643.6 $657.0 $677.7 $700.1 $684.7 Total Assets $7,723.5 $7,601.8 $7,568.3 $7,873.9 $8,356.1 $8,012.2 $7,973.5 $8,005.3 $7,818.3 $7,701.1 $7,506.1 $7,263.9 Add: Trust Overdrafts .1 .1 .3 1.0 .1 - .4 .2 .3 .1 .1 .5 Deduct: Goodwill and Intangible Assets (190.3) (188.7) (187.8) (186.8) (205.6) (204.0) (202.4) (200.2) (198.6) (197.1) (195.6) (194.1) Tangible Assets $7,533.2 $7,413.1 $7,380.9 $7,688.1 $8,150.6 $7,808.2 $7,771.6 $7,805.4 $7,620.0 $7,504.1 $7,310.6 $7,070.3 Tangible Common Equity to Tangible Assets 6.44% 6.21% 6.06% 5.81% 5.23% 5.51% 8.53% 8.25% 8.62% 9.03% 9.58% 9.68% End of period balances - $ in millions

Investor Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP - Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com